Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AllianceBernstein Holding L.P. (the “Company”) on Form 10-Q for the period ending June 30, 2021 to be filed with the Securities and Exchange Commission on or about July 29, 2021 (the “Report”), I, Ali Dibadj, Chief Financial Officer and Head of Strategy of the Company, certify, for the purpose of complying with Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2021	/s/ Ali Dibadj
Ali Dibadj
Chief Financial Officer & Head of Strategy
AllianceBernstein Holding L.P.